                                                                   Exhibit(a)(2)
                             LETTER OF TRANSMITTAL

                            To Tender Common Shares

                                       of
                           KEITHLEY INSTRUMENTS, INC.

           Pursuant to the Offer to Purchase dated November 11, 1998

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, DECEMBER 10, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    First Chicago Trust Company of New York

              By Mail:                       By Overnight Courier:                        By Hand:
    First Chicago Trust Company           First Chicago Trust Company           First Chicago Trust Company
            of New York                           of New York                           of New York
        Tenders & Exchanges                   Tenders & Exchanges                   Tenders & Exchanges
             Suite 4660                          14 Wall Street             c/o Securities Transfer & Reporting
           P.O. Box 2569                     8th Floor, Suite 4680                     Services Inc.
     Jersey City, NJ 07303-2569                New York, NY 10005               100 William Street, Galleria
                                                                                     New York, NY 10038

    THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
                                  (Attach additional signed list, if necessary)
-----------------------------------------------------------------------------------------------------------------
                                             Total Number of Shares
    Share Certificate Number(s)*        Evidenced by Share Certificate(s)        Number of Shares Tendered**
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   Total Shares........................................................
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              * DOES NOT need to be completed by shareholders tendering Shares by book-entry transfer.
   ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

    This Letter of Transmittal is to be completed only if (a) certificates representing Shares (as defined below) are to be forwarded herewith, or (b) a tender of Shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to
Section 3 of the Offer to Purchase (as defined below). Shareholders who desire to tender Shares pursuant to the Offer (as defined below), but whose Share certificates are not immediately available or who cannot deliver such certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------------------

   Name of Institution that Guaranteed Delivery:
   --------------------------------------------------------------------------

   Window Ticket Number (if any):
   -----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To First Chicago Trust Company of New York:

    The undersigned hereby tenders to Keithley Instruments, Inc., an Ohio corporation (the "Company"), the above-described common shares, without par value, of the Company (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 11, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificate(s) representing such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares; (b) present certificates for such Shares for cancellation and transfer on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby covenants, represents and warrants to the Company that:

        (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of such Shares, and not subject to any adverse claims;

        (b) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (ii) such tender of Shares complies with Rule 14e-4;

        (c) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby; and

        (d) the undersigned has read, understands and agrees to all of the terms of the Offer.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $7.00 nor less than $5.75 per Share) net to the seller in cash, without interest thereon (the "Purchase Price"), that it will pay for Shares properly tendered and not properly withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 2,000,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $7.00 nor less than $5.75 per share) pursuant to the Offer. The undersigned understands that all Shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not properly withdrawn prior to the Expiration Date and Shares not purchased because of proration.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the aggregate net Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of its registered holder(s) thereof, or to order the registration or transfer of any Shares tendered by book-entry transfer, if the Company does not purchase any of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 10.)
To be completed ONLY if certificate(s) for Shares not tendered or not purchased and any check for the Purchase Price are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue Check and Share Certificate to:
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                   (See Substitute Form W-9 on reverse side.)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 10.)
To be completed ONLY if certificate(s) for Shares not tendered or not purchased and any check for the Purchase Price are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Mail Check and Share Certificate to:
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                   (See Substitute Form W-9 on reverse side.)

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

    [ ] The undersigned wants to maximize the chance of having Keithley Instruments, Inc. purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch Auction tender process. This action will result in receiving a price per Share as low as $5.75 or as high as $7.00.

             **CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW**

               SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER
                              (SEE INSTRUCTION 5.)

    By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A shareholder who desires to tender Shares at more than one price must complete a separate letter of transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more then one price. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5.)

[ ]   $5.750   [ ]   $ 6.500
[ ]   $5.875   [ ]   $ 6.625
[ ]   $6.000   [ ]   $ 6.750
[ ]   $6.125   [ ]   $ 6.875
[ ]   $6.250   [ ]   $ 7.000
[ ]   $6.375

                                    ODD LOTS
                              (SEE INSTRUCTION 8.)

    To be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on November 10, 1998 and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

[ ] was the beneficial or record owner of, as of the close of business on November 10, 1998, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on November 10, 1998, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                                   IMPORTANT
                             SHAREHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for Shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------------------
Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
Daytime Area Code and Telephone Number:
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number:
-------------------------------------------------------------------------
                                                       (SEE SUBSTITUTE FORM W-9)
                           GUARANTEE OF SIGNATURE(S)
          (REQUIRED IN CERTAIN INSTANCES -- SEE INSTRUCTIONS 1 AND 6.) Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
Area Code and Telephone Number:
--------------------------------------------------------------------------------
Dated:
------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes hereof, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) tendered hereby exactly as the name of such registered holder appears on the certificate(s) for such Shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed the box entitled "Special Payment Instructions" above; or

    (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

    2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

    3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

    5. Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the shareholder MUST either (A) check the box under "Shares Tendered at Price Determined by Dutch Auction" or (B) check the box indicating the price per Share at which such holder is tendering Shares under "Shares Tendered at Price Determined by Shareholder" in this Letter of Transmittal. By checking the box under "Shares Tendered at Price Determined by Dutch Auction" the shareholder agrees to accept the Purchase Price that results form the Dutch Auction tender process, which may be as low as $5.75 or as high as $7.00 per Share. By checking the box under "Shares Tendered at Price Determined by Shareholder," the shareholder acknowledges that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price you check. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender a portion(s) of such holder's Shares at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6. Signatures on Letter Of Transmittal; Stock Powers and Endorsements.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    (b) If the Shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

    (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles hereof) as there are different registrations of certificates.

    (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in- fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of their authority so to act.

    7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, either
(a) payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered Shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

    8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares properly tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owned, beneficially or of record, as of the close of business on November 11, 1998 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

    9. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

    10. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be resolved by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth on the back cover of the Offer to Purchase or from brokers, dealers, commercial banks or trust companies.

    12. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered Shares are accepted for purchase, or such shareholder's assignee (in either case, the "Payee"), provide the Depositary with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

    If the Payee does not have a TIN, such Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

    If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 Certificate of Foreign Status, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

    13. Withholding On Non-United States Holder. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any shareholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) the administration over which a United States court can exercise primary supervision and (b) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

    NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

    14. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing Shares has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Depositary by calling (800) 446-2617. Such shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

    THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (OR MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW.

----------------------------------------------------------------------------------------------------------------------------------
                                          PAYOR: FIRST CHICAGO TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                         PART 1--Taxpayer Identification Number--for all ac-
  FORM W-9                           counts, enter taxpayer identification number in the              TIN: ____________
                                     box at right and certify by signing and dating below.          Social Security Number
                                                                                                          or Employer
  Department of the                                                                                  Identification Number
  Treasury, Internal                 Note: If the account is in more than one name, see the         (If awaiting TIN, write
  Revenue Service                    chart in the enclosed Guidelines to determine which                "Applied For")
                                     number to give the payer.
                                   -----------------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR TAXPAYER       PART 2--For payees exempt from backup withholding, please write "EXEMPT"
  IDENTIFICATION NUMBER ("TIN")      here (see the enclosed Guidelines):

  PART 3--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
  Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also see instructions in the enclosed Guidelines.)

  SIGNATURE: ______________________________                                                DATE: ________________
----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

----------------------------------------------------------------------------------------------------------
                          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate
 Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part
 III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting
 Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

  SIGNATURE: ______________________________                                                DATE: ________________
----------------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                                 MACKENZIE LOGO
                                156 Fifth Avenue
                            New York, New York 10010
                        (212) 929-5500 (Call Collect) or
                         Call Toll-Free (800) 322-2885

                      The Dealer Manager for the Offer is:

                     Credit Suisse First Boston Corporation
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                           (800) 646-4543 (toll free)